UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 11, 2007

Acorda Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50513	13-3831168
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

15 Skyline Drive, Hawthorne, NY		10532
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (914) 347-4300

Not Applicable

Former name or former address, if changed since last report

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On October 11, 2007, Acorda Therapeutics, Inc. (the “Registrant”) issued a press release announcing that it had filed a lawsuit against Apotex Corp. and Apotex Inc. in the United States District Court for the District of New Jersey asserting infringement of the Registrant’s U.S. Patent No. 6,455,557 relating to multiparticulate tizanidine compositions, such as those sold by the Registrant as Zanaflex Capsules™.  The lawsuit is in response to Apotex Inc.’s Paragraph IV Certification Notice to the Registrant advising that Apotex Inc. had submitted an Abbreviated New Drug Application (ANDA) to the U.S. Food and Drug Administration (FDA) seeking marketing approval for generic versions of the Company’s three Zanaflex Capsules™ (tizanidine hydrochloride) dosage strengths. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 8.01.

The information in this Item 8.01 of Form 8-K including Exhibit 99 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

99.1 Press Release dated October 11, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 11, 2007	Acorda Therapeutics, Inc.

	By:	/s/ David Lawrence

Name: David Lawrence, M.B.A.
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated October 11, 2007